UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): December 17, 2007

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

California	000-27465	95-4691878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

911 Ranch Road 620 N, Suite 204
Austin, TX 78734
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (512) 266 - 2000

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

Between December 17, 2007 and December 18, 2007, Innovative Software Technologies, Inc. (the “Company”) issued an aggregate of 3,581,314 shares of common stock in exchange for the conversion of convertible promissory notes and accrued interest therein in the aggregate amount of approximately $179,066, based on a conversion price of $0.05 per share. This transaction was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

Date: December 19, 2007	By:	/s/ Christopher J. Floyd
Name: Christopher J. Floyd
Title: Chief Financial Officer